UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2021
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U.S. CONCRETE, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-34530	76-0586680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 N. Main Street
Euless, Texas 76039
(Address of principal executive offices, including zip code)

(817) 835-4105
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001	USCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period or complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant's Certifying Accountant

On March 16, 2021, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of U.S. Concrete, Inc. (the “Company”), in consultation with the Company’s Board, approved the engagement of KPMG LLP (“KPMG”) as the Company’s new independent registered public accounting firm, for the year ending December 31, 2021, subject to the completion of KPMG's customary client acceptance procedures. On March 24, 2021, the Company dismissed Ernst & Young LLP (“EY”), as the Company's independent registered public accounting firm, effective immediately. On March 26, 2021, the Company entered into an engagement letter with KPMG.

EY’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2020, and December 31, 2019, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2020, and December 31, 2019, and the subsequent interim period through March 24, 2021, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to EY's satisfaction, would have caused EY to make reference thereto in their reports on the consolidated financial statements for such fiscal years and (ii) no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided EY with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that EY furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of EY's letter dated March 26, 2021 is filed as Exhibit 16.1 hereto.

During the fiscal years ended December 31, 2020, and December 31, 2019, and any subsequent interim period through March 24, 2021, neither the Company, nor anyone on its behalf, consulted KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, and no written report or oral advice was provided to the Company by KPMG that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2021, William J. Sandbrook advised the Company that he will retire from the Board at the Company’s 2021 annual meeting of stockholders (the “2021 Meeting”) and will not stand for re-election at the 2021 Meeting. Mr. Sandbrook previously served as the Company’s Chairman of the Board from May 2018 through May 14, 2020, as the Company’s Chief Executive Officer and director from August 2011 through April 3, 2020, and as the Company’s President from August 2011 until April 2019. There are no disagreements between Mr. Sandbrook and the Company on any matter relating to the Company’s operations, policies or practices.

Mr. Sandbrook’s Executive Transition Agreement

Mr. Sandbrook entered into an Executive Transition Agreement with the Company, dated February 13, 2020 (the “Executive Transition Agreement”), and effective as of April 3, 2020, in connection with his retirement as the Company’s Chief Executive Officer. Mr. Sandbrook and the Company have extended the Executive Transition Agreement through April 2, 2023 (the “Transition Period”), pursuant to an amendment to the Executive Transition Agreement dated March 26, 2021 (the “Amendment”).

Pursuant to the Executive Transition Agreement and the Amendment, Mr. Sandbrook will continue to serve as a consultant to the Company. As compensation for his services during the Transition Period, Mr. Sandbrook will receive an annual fee of $450,000 in cash, which will be paid in substantially equal monthly installments (the “Annual Fee”).

If Mr. Sandbrook terminates his consulting services or is terminated by the Company for Cause (as defined in the Executive Transition Agreement), he will receive no compensation beyond the date of such termination. If Mr. Sandbrook is terminated by the Company without Cause, he will be eligible to receive (i) a lump-sum amount equal to the remaining portion of the

Annual Fee that would have otherwise been paid to Mr. Sandbrook from the date of termination through April 2, 2023, and (ii) the continuation of his health and welfare benefits under the Executive Transition Agreement through October 3, 2022. All payments and benefits related to a termination without Cause are contingent upon Mr. Sandbrook executing an updated general release of claims within forty-five (45) days after such termination.

Additionally, in the event of a Change in Control (as defined in the Executive Transition Agreement) during the Transition Period, Mr. Sandbrook shall be entitled to (i) a lump-sum amount equal to the remaining portion of the Annual Fee that would have otherwise been paid to Mr. Sandbrook from the date of the Change of Control through April 2, 2023, and (ii) the continuation of his health and welfare benefits under the Executive Transition Agreement through October 3, 2022.

Pursuant to the Executive Transition Agreement, Mr. Sandbrook agreed to waive any and all claims he may have against the Company and not to compete with the Company during the term of the agreement. The Executive Transition Agreement also contains customary non-solicitation and non-interference provisions that apply for the duration of the agreement and an indefinite non-disparagement provision.

The foregoing description is qualified in its entirety by reference to the Amendment attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Amendment to Executive Transition Agreement, dated March 26, 2021, between U.S. Concrete, Inc. and William J. Sandbrook.
16.1	Letter to the Securities and Exchange Commission from Ernst & Young LLP dated March 26, 2021.
99.1	Press Release of U.S. Concrete, Inc. dated March 26, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

Date:	March 26, 2021	By:	/s/ Gibson T. Dawson
Gibson T. Dawson
Vice President, Corporate Controller and Chief Accounting Officer (Principal Accounting Officer)